Exhibit 10.10

FIRST AMENDMENT TO PURCHASE AND PUT AGREEMENT

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
101 HUNTINGTON AVENUE
BOSTON, MA 02199

OPPENHEIMER CHAMPION INCOME FUND
OPPENHEIMER STRATEGIC INCOME FUND
OPPENHEIMER STRATEGIC BOND FUND / VA
OPPENHEIMER HIGH INCOME FUND / VA
6803 SOUTH TUCSON WAY
CENTENNIAL, CO 80112

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
7337 EAST DOUBLETREE RANCH ROAD
SCOTTSDALE, AZ 85258

BRIGADE CAPITAL MANAGEMENT
399 PARK AVENUE, 16TH FLOOR
NEW YORK, NY 10022

SOLA LTD.
SOLUS CORE OPPORTUNITIES MASTER FUND LTD
C/O SOLUS ALTERNATIVE ASSET MANAGEMENT LP
430 PARK AVENUE, 9TH FLOOR
NEW YORK, NEW YORK 10022

JANUARY 11, 2010

Each of the purchasers signatory hereto (each a “Purchaser” and, collectively the “Purchasers”) have entered into this First Amendment to Purchase and Put Agreement (this “Amendment”) on January 11, 2010 and this Amendment amends that certain Purchase and Put Agreement, dated November 2, 2009, by and among the Purchasers (the “Existing Purchase Letter” and together with the exhibits, schedules and annexes thereto and, as amended by this Amendment, the “Purchase Letter”). Capitalized terms used but not defined herein shall have the same meanings ascribed to such terms in the Existing Purchase Letter.

Whereas, pursuant to Section 7 of the Existing Purchase Letter, the Purchasers desire to amend the Existing Purchase Letter as hereinafter set forth,

Now, therefore, for good and valuable consideration the Purchasers agree among themselves as follows:

               1. Amendments to Existing Purchase Letter.

                    (a) Clause (a) of the fourth paragraph is hereby amended by deleting the word “$400,000,000” and replacing it with “approximately $385,000,000.”

                    (b) Clause (i) of Section 1(b) is hereby amended by deleting the phrase “and shareholders agreement” therefrom.

                    (c) Clause (iii) of Section 1(b) is hereby amended and restated in its entirety as follows:

          “(iii) the occurrence of the Closing Date (as defined in Exhibit A hereto) on or before 5:00 pm New York City time on June 30, 2010 (such date, as the same may be extended by the Purchasers in their sole discretion in writing, the “Purchase and Put Agreement Expiration Date”).”

                    (d) The first sentence of Section 7 is hereby amended by inserting the phrase “and Greektown Holdings, L.L.C.” at the end thereof.

                    (e) The final sentence of Section 7 is hereby amended and restated in its entirety as follows:

                    “To be effective, a waiver must be set forth in writing signed by the waiving party and, to the extent that such waiver is adverse to the interests of Greektown Holdings, L.L.C., Greektown Holdings, L.L.C. and must specifically refer to this Purchase Letter and the breach or provision being waived.”

                    (f) The table labeled “Certain Additional Provisions” in Exhibit A to the Existing Purchase Letter is herby amended by deleting the phrase “Principal Amount: $400,000,000” and replacing it with “Principal Amount: approximately $385,000,000”.

                    (g) Exhibit B to the Existing Purchase Letter is hereby amended by (i) deleting in subparagraph 1. the phrase “aggregate principal amount of $400.0 million” and replacing it with “aggregate principal amount of $385.0 million”, (ii) deleting in subparagraph 1. the phrase “no less than $400.0 million” and replacing it with “approximately $385.0 million”, and (ii) inserting in subparagraph 3. the phrase “up to” before the word “$400.0 million”.

                    (h) Exhibit D to the Existing Purchase Letter is hereby amended by (i) deleting clauses 1), 2), 4), 5), 10), 11), 15), and 18) in their entirety; (ii) deleting in subparagraph 6) the phrase “the date that is seventy (70) days from the Filing Date” and replacing it with “January 19, 2010”; (iii) deleting in subparagraph 12) the phrase “the date that is thirty (30) days from the date upon which the Confirmation Order is entered Confirming the Plan” and replacing it with “June 30, 2010”; and (iv) deleting in subparagraph 13) the references to subparagraphs 1), 2), 4) and 5).

               2. Agreement. Except as expressly set forth herein, the terms and provisions of the Existing Purchase Letter shall remain in full force and effect.

               3. Governing Law. This Amendment will be governed by, and construed in accordance with, the laws of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

               4. Miscellaneous. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same

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instrument. Delivery of an executed signature page of this Amendment by facsimile, PDF, or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

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          In witness whereof, the parties have executed this agreement on the day first above written.

JOHN HANCOCK STRATEGIC INCOME FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK TRUST STRATEGIC INCOME TRUST

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK FUNDS II STRATEGIC INCOME FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK HIGH YIELD FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK TRUST HIGH INCOME TRUST

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

Signature page to First Amendment to Purchase Letter

JOHN HANCOCK FUNDS II HIGH INCOME FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK BOND FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK INCOME SECURITIES TRUST

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK INVESTORS TRUST

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK FUNDS III LEVERAGED COMPANIES FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

JOHN HANCOCK FUNDS II ACTIVE BOND FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

Signature page to First Amendment to Purchase Letter

JOHN HANCOCK FUNDS TRUST ACTIVE BOND TRUST

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

MANULIFE GLOBAL FUND U.S. BOND FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

MANULIFE GLOBAL FUND SPECIAL OPPORTUNITIES FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

MANULIFE GLOBAL FUND STRATEGIC INCOME

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

MIL STRATEGIC INCOME FUND

By:

Name: Diane Landers
Title: VP & Chief Administrative Officer

Signature page to First Amendment to Purchase Letter

OPPENHEIMER CHAMPION INCOME FUND
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

OPPENHEIMER STRATEGIC INCOME FUND
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

OPPENHEIMER STRATEGIC BOND FUND / VA
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

OPPENHEIMER HIGH INCOME FUND / VA
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

Signature page to First Amendment to Purchase Letter

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO
By: Oppenheimer Funds, Inc. as investment advisor thereto

By:

Name: Margaret Hui
Title: VP

Signature page to First Amendment to Purchase Letter

BRIGADE CAPITAL MANAGEMENT

By:

Name: Don Morgan
Title: Managing Partner

Signature page to First Amendment to Purchase Letter

SOLA LTD

By:

Name: Christopher Pucillo
Title: Director

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:

Name: Christopher Pucillo
Title: Director

Signature page to First Amendment to Purchase Letter